                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2005
                              (NOVEMBER 17, 2005)

                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

              1-11570                                   13-3098275
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     (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION NUMBER)

                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISION:
    ___    WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT.
    ___    SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT.
    ___    PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
           EXCHANGE ACT.
    ___    PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
           EXCHANGE ACT.

ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 17, 2005, the Board of Directors of Allied Healthcare
International Inc. (the "Company"), upon the unanimous recommendation of its independent directors, appointed Mark Hanley to the Board of Directors of the
Company. The Board of Directors has determined that Mr. Hanley is an independent director (as determined in accordance with the rules of The Nasdaq Stock Market,
Inc.). In connection with his appointment to the Board of Directors, on November
17, 2005, Mr. Hanley was granted options to purchase 15,000 shares of common stock of the Company at a price equal to the closing price of a share of the
Company's common stock on the Nasdaq National Market on such date. The options have a ten-year term and vest in three equal annual installments beginning on the first anniversary of the date of grant.

         As required by the rules and regulations of the Securities and Exchange
Commission, certain information regarding Mr. Hanley's employment history and relationships and transactions with the Company is set forth below.

         Employment History

         From 2000 to August 2005, Mr. Hanley was president and chief executive of New Valley Health Group Inc., now O2 Science Acquisition Corporation, a
provider of respiratory services. From 1998 to 1999, he was a senior vice president, sales and marketing, of Coram Healthcare Corporation, which provides specialized home infusion therapies and services in the United States and
Canada. From 1995 to 1997, Mr. Hanley was an executive director/director of business development of Transworld Healthcare (UK) Limited, a subsidiary of the
Company now known as Allied Healthcare Holdings Limited. From 1987 to 1995, he
held various positions with Apria Healthcare Group, Inc., a California-based home healthcare company.

         Certain Relationships and Related Transactions

         Other than the grant of the options described above, there has been no transaction or series of transactions since the beginning of the Company's last fiscal year, nor is there any currently proposed transaction or series of transactions, to which the Company or any of it subsidiaries was or is to be a party in which the amount involved exceeded or is expected to exceed $60,000 and in which Mr. Hanley or any member of his immediate family had or will have a direct or indirect material interest.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 22, 2005

                      ALLIED HEALTHCARE INTERNATIONAL INC.

                       By: /s/ Marvet Abbassi
                           ---------------------------
                           Name:  Marvet Abbassi
                           Title: Financial Controller

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